RELATED PARTIES	12 Months Ended
Dec. 31, 2025
Disclosure of transactions between related parties [abstract]
RELATED PARTIES [Text Block]

29. RELATED PARTIES

Key management personnel compensation

Key management personnel include the members of the Board of Directors and executive officers of the Company.

The Company contributes to a post-employment defined contribution pension plan on behalf of certain key management personnel. This retirement compensation arrangement ("RCA Trust") was established to provide benefits to certain executive officers on or after retirement in recognition of their long service. Upon retirement, the participant is entitled to the distribution of the accumulated value of the contributions under the RCA Trust. Obligations for contributions to the defined contribution pension plan are recognized as compensation expense in profit or loss in the periods during which services are rendered by the executive officers.

Certain executive officers are entitled to termination and change in control benefits. In the event of termination without cause, other than a change in control, these executive officers are entitled to an amount ranging from 9 months to 18 months' salary. In the event of a change in control, if a termination without cause or a resignation occurs within 12 months following the change of control, these executive officers are entitled to receive, among other things, an amount ranging from 12 months to 24 months' salary and accrued bonus, and all stock options held by these individuals will fully vest.

Executive officers and directors also participate in the Company's share option program (Note 23).

Compensation for key management personnel (includes all members of the Board of Directors and executive officers) is as follows:

	Years ended December 31,
	2025	2024
Salaries and benefits	6,443	5,465
Post-employment benefits	1,139	880
Share-based compensation expense	20,462	7,543
	28,044	13,888